UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2021

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	NASDAQ
Preferred Stock Purchase Rights		NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2021, the Company promoted Gary Merrill, Vice President of Operations, to the role of Chief - Business Operations, effective April 1, 2021.

Mr. Merrill, age 46, served as Vice President of Operations of the Company from April 2019 through March 2021. Prior to that he served as the Company’s Vice President Finance, Chief Accounting Officer from December 2012 to March 2019. Mr. Merrill was Corporate Controller of the Company from 2007 to 2012 and Assistant Controller from 2005 to 2007.

In his role as Chief - Business Operations, Mr. Merrill will be responsible for designing and driving Commvault’s operating plans to deliver on its strategy across its global operations. Mr. Merrill’s responsibilities will include financial planning & analysis, business operations, as well as the Customer Success Management and Renewals teams.

In connection with Mr. Merrill’s promotion to Chief - Business Operations, (i) his annual base salary has been raised to $400,000 and (ii) he will be eligible to receive a cash bonus of up to 50% of his annual base salary, subject to the achievement of certain performance criteria. Mr. Merrill is eligible to receive awards under the Company’s 2016 Omnibus Incentive Plan, as amended and it is anticipated that he will receive a long-term incentive award with an estimated value of $1,000,000 at the upcoming award cycle, subject to approval by the Compensation Committee and associated vesting requirements.

There are no arrangements or understandings between Mr. Merrill and any other persons, pursuant to which he was appointed as Chief - Business Operations, no family relationships among any of the Company’s directors or executive officers and Mr. Merrill, and Mr. Merrill has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated: April 9, 2021	/s/ Warren H. Mondschein
Warren H. Mondschein Vice President and General Counsel
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